UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 12, 2006

____________________

CepTor Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	333-105793	11-2897392
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 International Circle, Suite 5100, Hunt Valley, Maryland		21030
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (410) 527-9998

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On January 17, 2006, CepTor Corporation (the “Company”) issued a press release announcing that on January 12, 2006 it submitted an Investigational New Drug Application to the United States Food and Drug Administration to gain permission to begin human trials in Duchenne Muscular Dystrophy patients with Myodur, the Company's muscle cell-targeted calpain inhibitor compound.

For additional information, reference is made to the press release attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits
Exhibit No.	Description
99.1	Press release dated January 17, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEPTOR CORPORATION

Date: January 17, 2006
	By:	/s/ Donald W. Fallon
Donald W. Fallon, SVP, Finance and Administration, Secretary and Chief Financial Officer

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